December 6-8, 2010
New York Investor Meetings
W. Stancil Starnes
Chairman & CEO
Edward L. Rand, Jr.
Chief Financial Officer
Frank B. O’Neil
Investor Relations Officer
arranged by Stifel, Nicolaus & Co.

Forward Looking Statements
This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
We especially identify statements concerning our recently-completed acquisition of American
Physicians Service Group (NASDAQ: AMPH) as forward looking statements and direct your attention to our news release and Current Report on Form 8K, issued on November 30, 2010 for a discussion of risk factors pertaining to this transaction and subsequent integration into
ProAssurance.
This presentation contains Non-GAAP measures, and we may reference Non-GAAP measures in our remarks. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the Investor Relations section of our website,
www.ProAssurance.com, and in the related Current Reports on Form 8K disclosing that release.

Non-GAAP Measures

ProAssurance: Corporate Profile
  Specialty writer of professional liability insurance, primarily Medical Professional Liability (MPL)
  Market Cap : ~$1.9 billion
  Total Assets: $4.8 billion
  Shareholders’ Equity: $1.8 billion
  Founded in 1975 / Demutualized to a public company in 1991
  Successful across the insurance cycles in a variety of market conditions
Historical Book Value Per Share
10 Year Summary
CAGR: 14%
Cumulative: 276%
Historical Stock Price
10 Year Summary
CAGR: 10%
Cumulative: 166%

ProAssurance: Business Profile
  Largest independent publicly traded writer of MPL insurance
  Fourth largest overall writer
  Fragmented market
  Top 20 writers have just 64% of the market
  More than 100 writers with some share of the market
  Majority of companies are mutual or similar
  Few operate in more than two or three states

	Company	2009 DPW (000’s)	Share	Comments
1	Medical Liability Mutual	$ 756,844	7.0%	78% in NY, 22% in NJ
2	Medical Protective	$ 727,160	6.8%	Berkshire subsidiary Direct competitor
3	Doctors Company	$ 601,223	5.6%	Non-public Direct competitor
4	ProAssurance	$ 541,033	5.0%
5	AIG	$ 524,252	4.9%	Not a direct competitor Primarily excess writer
Total DPW: $10.2 billion
ProAssurance as Top Overall Writer
State	2009 Share	2009 Rank
Alabama	60%	1
Delaware	42%	1
DC	50%	1
Wisconsin	32%	1
ProAssurance as Overall Writer 2 - 4
State	2009 Share	2009 Rank
Indiana	24%	2
Texas1	19%	2
Ohio	17%	2
Iowa	16%	2
Maryland	5%	2
Michigan	15%	3
Kentucky	12%	3
Missouri	8%	3
Nevada	11%	4
Nebraska	8%	4
Arkansas	7%	4
Illinois	5%	4
Kansas	5%	4
1 Proforma, ProAssurance and American Physicians

ProAssurance: Geographic Profile
  Writing in 49 states and DC, ProAssurance has broad geographic diversification
  2009 market share of 5% by DPW
  Each state presents unique medical and legal challenges
  Local offices provide the local knowledge that differentiates ProAssurance

Corporate Headquarters
Corporate Headquarters
Claims / Underwriting Offices
Claims / Underwriting Offices
(Birmingham)
Market Share: Six-Ten
Market Share: Six-Ten
Top States (2009 Premium)
ProAssurance Footprint

ProAssurance: Risk and Distribution Profile
  We insure a broad range of healthcare risks, from individual providers to 800 bed hospitals
  Rated “A” by A.M. Best and Fitch
  Direct in Alabama, Florida and in all states for Podiatric business
  Dual distribution in DC, Texas and parts of Missouri

Premium: $415 million
Direct: 40% / Agents: 60%
Policyholders: ~63,000
Direct: 35% / Agents: 65%

M & A Update
  Financial Highlights
  Acquisition of American Physicians Services Group (APS) closed November 30, 2010
  Announced September 1, 2010
  Valued AMPH at $32.50/share / Approximately $233 million payments to AMPH shareholders
  1.3x Book Value or 11x First Call EPS estimate
  Modestly accretive to earnings in 2011, after one-time charges and restructuring costs
  Insurance Highlights
  We are now the second leading writer in Texas
  Also adds to business in Arkansas and Oklahoma
  Texas Highlights
  One of the fastest growing medical populations
  Strong, resilient economy
  APS headquarters becomes our Texas regional office

2009:  Consolidation of:
 Mid-Continent General Agency
2009:  Consolidation of:
 Mid-Continent General Agency
 Georgia Lawyers Insurance Co.
 Georgia Lawyers Insurance Co.
2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
We Expect to Continue Growing Through M&A
  We are skilled at finding M & A opportunities, conducting in-depth due diligence and integrating resulting acquisitions

1994: Consolidation of:
  West Virginia Hosp. Ins Co.
1994: Consolidation of:
  West Virginia Hosp. Ins Co.
1995: Consolidation of;
1995: Consolidation of;
 Physicians Ins Co of Indiana
 Physicians Ins Co of Indiana
 Assumed business of:
 Physicians Ins Co of Ohio
 Assumed business of:
 Physicians Ins Co of Ohio
1996: Consolidation of:
1996: Consolidation of:
 Missouri Medical Ins Co
 Missouri Medical Ins Co
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
Founding in the 1970’s
Founding in the 1970’s
1999: Assumed business of:
  Medical Defense Associates (MO)
1999: Assumed business of:
  Medical Defense Associates (MO)
Mutual Assurance
Physicians Ins. Co. of Michigan
Professionals Group
Creation of:
Creation of:
2005: Consolidation of:
 NCRIC Group
2005: Consolidation of:
 NCRIC Group
2006:  Consolidation of:
 PIC Wisconsin Group
2006:  Consolidation of:
 PIC Wisconsin Group
2007: PRI renewal rights deal
2002: SERTA renewal rights deal
2001: OUM renewal rights deal
2000: DPM Merger
1999: PACO Acquisition
Completed
11/30/10

The Case for Growing Through M&A
  Legal and regulatory environment must be favorable
  Not all M&A opportunities should be pursued
  The key is understanding why companies are available
  We don’t “bet the farm” and can acquire without “breaking the bank”
  We prefer “health care centric” but look for closely related liability lines to leverage expertise
 (attorneys E&O for example)
  Our strategy adapts to the available opportunities for profitable growth
De Novo vs. Acquisition
Soft Market
Hard Market
M & A
Internal
Growth
All avenues
open
because of
pricing
power
M & A is
preferable
because of
pricing
pressure
M&A and the Insurance Cycle

Strategy & Operations: Differentiation is the Key

Current Industry Status
  We are in a period of “benign profitability”
  Prices have been falling yet profitability remains at attractive levels
  We have seen no new large scale market entry from larger commercial competitors
  Some consolidation among “mid-decade” start-ups

Differentiate Through Claims Defense
  Our deep expertise in claims defense has always set us apart
  Our financial strength gives our insureds the opportunity for an uncompromising defense of their claim
  Our successful approach to claims establishes a unique competitive advantage
  Differentiates our product
  Provides long-term financial and marketing advantages
  Ensures retention
  Deters future lawsuits
  Our insureds increasingly value reputational defense as claims data becomes public

ProAssurance: 81% Favorable Outcomes
Industry: 74% Favorable Outcomes
Source: The PIAA

The Ohio Example: 2005 - 2008 Data
  Exhaustive, reliable data provided by the Ohio Department of Insurance
  Broad range of competitors and business approaches

www.insurance.ohio.gov/Legal/Reports/Documents/MedMal_Closed_Claim_2008.pdf
Fewer Claims Closed With Indemnity
More Claims Defended in Court
Lower Average Indemnity Payment per Closed Claim

Claims Trends Remain Favorable
  With frequency down compared to mid-decade the result is fewer cases to try
  Severity trends steady and manageable
  Trends are much the same in states with or without Tort Reform

ProAssurance Claims Tried to a Verdict
New Claims Opened Each Year

Loss Trends and Rate Actions
  Rates on renewing physician business down less than 12% from peak pricing in 2006
  Improved frequency trends are reflected in recent rate declines
  Improvement in frequency has outweighed a steady, manageable rise in severity of 3% -5% per year
  Loss trends have improved in states with and without tort reforms
  Rate changes (up or down) in 2011 will likely be low-to-mid single digits
  Despite competitors’ concessions on pricing and terms, we are retaining existing business and writing some new business that meets our long-term profitability goals

Rate Change History
Insured Retention History

Demonstrated Underwriting Performance
  We enforce stringent underwriting standards to maintain rate structure and enhance profitability
  Underwriting process driven by individual risk selection and assessment of loss history, areas of practice, and location
  Rate filings consider the results of the past five-to-seven years to ensure a single year does not unduly influence results
ProAssurance Average: 95.3% Industry Average: 108.8%
Source: A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business

Conservative Approach to Reserves
  No change in the historic reserving practices that have produced favorable net reserve development in each of the last seven years and YTD 2010
  Conservative reserve strategy provides protection against a loss trend reversal
  Reviewed at least quarterly by internal actuarial staff
  Regular outside reviews
  Independent consulting actuaries (Towers Watson) conduct full review twice per year
  Actuaries associated with independent auditor (E&Y) review once per year
Net Reserve Development
Average Reserve per Open MPL Claim

The Effect of Legislative Changes
  National: Healthcare Reform
  No immediate effect—no meaningful Tort Reform in the bill
  Demonstration projects do not provide meaningful reform or immediate data
  More patients will ultimately require more physicians and ancillary providers
  Known: More customers for us
  We have enhanced our ability to write new classes of business through the acquisition of PICA and ProAssurance Mid-Continent General Underwriters
  Unknown: Effect on the medical/legal environment
  Increase patient frustration with the system
  Possibility of more unexpected outcomes
  May accelerate the movement of insureds into hospitals-owned practices and larger groups
  Likely to hasten M&A amongst smaller insurers
  Local: Tort Reforms
  Reforms enacted in the early part of the decade are now be adjudicated before state Supreme Courts
  Upheld in Maryland
  Overturns in Georgia and Illinois
  Split decision in Missouri
  We are prepared, operationally and financially, if Tort Reforms are struck down in our states
  We never give advance credit for untested reforms unless required by law or regulation
  Prices are set and reserves established as if there is no tort reform, until results reflect otherwise

1Bureau of Labor Statistics 2008 to 2018 Projections

Long-Term Financial Strength Sets Us Apart
  Ensuring the strength of our balance sheet is our top financial priority
  Financial strength differentiates us in the market
  The claims defense philosophy that differentiates us in the market leverages our financial strength

Up Over >60% Since 12/31/06

Financial Performance and Investments

Performance Recognition
  Leading industry operating
 performance in 2009, ranked by
 Moody’s top 100 property & casualty
 insurers
  ProAssurance ranks 79th by premium,
 but outperforms in key financial
 measures
  Fourth straight year in the Ward’s 50
  Recognition as one of the 50 top
 performing
 property & casualty insurance
 companies
  Top 3% of all P&C companies

Source: Moody’s - Statistical Handbook, Ward Group’s - 2010 Ward’s 50
Lower is better
Operating Ratio
2009 Rank: #1
Combined Ratio
2009 Rank: #2
Loss & LAE Ratio
2009 Rank: #5
Return on Core Premium
2009 Rank: #1
Return on Surplus
2009 Rank: #5

Consolidated Operating Net Income1
Net Investment Income
Net Premiums Written
1 Excludes the after-tax effects of net realized gains or losses and guaranty fund assessments or recoupments

  CUSIP-level portfolio disclosure on our website:
 www.proassurance.com/investorrelations/supplemental.aspx
Investments Balance Risk vs. Return

$4 Billion Overall Portfolio
$3.5 Billion Fixed Income Portfolio
  Average duration: 4.1 years
  Average tax-equivalent yield: 5.0%
  Investment grade: 97%
  Weighted average: AA-
  Key Actions in Q3
  Reduced exposure to municipal bonds
  Increased cash for APS purchase
9/30/10

The Importance of Investment Income
  Investment income compounds significantly due to the long-tail nature of the MPL claims cycle
  Lower investment results place greater emphasis on quality underwriting to achieve a combined ratio below 100%

Year
1
Year
2
Year
3
Year
4
Year
5
Year
6
Year
7
Year
8
Incident
Occurs
Discovery
and
Preparation
Claim
Reported
Trial
and
Appeals
Resolution
5-6 Years
After
Claim
Reported
Life Cycle of a Typical Claim

  Pricing discipline becomes even more
 critical in a low interest rate environment
  Lack of investment yield may be a hard
 market catalyst
Return on Equity and Investment Returns

Assumes a 1:1 premium to surplus ratio for physicians professional liability claims-made coverages
Combined Ration Required to
Generate a 13% Return on Equity
Long-Term ROE Target is 13%
  The choice: chase yield or extend duration
  We are maintaining duration, looking for
 opportunities
The Yield Trap

Conservative Use of Debt and Low Leverage
  Low Debt to Cap Ratio
  No strain on cash flow

Debt to Equity
No Debt Prior to 2001
Strong Capital Position
  Prepared for an improving market

Capital Management
  Dividends
  No current dividend to shareholders
  Regular evaluation by Board/Management
  Ongoing commitment of cash is a key consideration
  Uncertainty about future tax treatment

  Share Repurchase
  $105 million spent to date in 2010 to buy
 1.8 million shares
  $297 million spent to repurchase 5.7 million shares
 since 2005
  Proven discipline in prudently deploying
 capital
  Building the company and enhancing return
 through M&A
  Enhancing shareholder value by repurchasing
 shares at prices that build Book Value
Share Repurchase History
Conceptual Model of Projected A. M. Best BCAR Scores if
Premiums Increase
Surplus is Reduced
Excess Capital vs. Excess Capacity

Investing in ProAssurance

Driven to Excel / Focused on Shareholder Value
  Maintaining our profitability and book value growth
  Outstanding performance in a challenging financial market and a demanding line of insurance
  Producing sustainable shareholder value
  Finding the right M & A opportunities
  Growing Book Value per Share
  Significant share ownership at all levels
  Focusing on long-term
  Preparing for a changing market while maintaining our leading position in the current market
  Protecting the balance sheet
  Preparing for the market turn

Current Prices Present a Compelling Buying Opportunity
Current Price to Book: ~1.0x Average Since Inception: 1.4x

Supplemental Discussion Materials

Effective & Experienced Management
W. Stancil Starnes, J.D.
Chairman & Chief Executive Officer
sstarnes@proassurance.com
(205) 877-4400
Company Tenure: 3 Years
Prior MPL Experience: 29 Years
Industry & Related Experience: 32 Years
Formerly in the private practice of law in MPL defense and
complex corporate litigation.

Victor T. Adamo, J.D., CPCU
President
vadamo@proassurance.com
(205) 877-4400
Company Tenure: 25 Years
Prior MPL Experience: 5 Years
Industry & Related Experience: 30 Years
Formerly in the private practice of corporate law.

Jeffrey L. Bowlby, A.R.M.
Sr. Vice-President & Chief Marketing Office
jbowlby@proassurance.com
(517) 347-6306
Company Tenure: 12 Years
Prior MPL Experience: -
Industry & Related Experience: 26 Years
Career-long experience in insurance sales and marketing,
most recently as SVP for Marketing with Meadowbrook.

Howard H. Friedman, A.C.A.S.
Sr. Vice-President & Chief Underwriting Officer
hfriedman@proassurance.com
(205) 802-4796
Company Tenure: 14 Years
Prior MPL Experience: 16 Years
Industry & Related Experience: 30 Years
Career-long experience in MPL company operations
and management. Former ProAssurance CFO.

Jeffrey P. Lisenby, J.D.
Sr. Vice-President, General Counsel &
Secretary
jlisenby@proassurance.com
(205) 445-2668
Company Tenure: 9 Years
Prior MPL Experience: -
Industry & Related Experience: 9 Years
Formerly in the private practice of law.

Frank B. O’Neil
Sr. Vice-President & Chief Communications Officer
foneil@proassurance.com
(205) 877-4461
Company Tenure: 23 Years
Prior MPL Experience: -
Industry & Related Experience: 23 Years
Formerly a television news executive and anchor.

Edward L. Rand, Jr., CPA
Sr. Vice-President & Chief Financial Officer
erand@proassurance.com
(205) 802-4718
Company Tenure: 6 Years
Prior MPL Experience: -
Industry & Related Experience: 18 Years
Career-long experience in insurance finance and
accounting. Most recently Chief Accounting Officer for
Partner Re.

Darryl K. Thomas, J.D.
Sr. Vice-President & Chief Claims Officer
dthomas@proassurance.com
(205) 445-2668
Company Tenure: 12 Years
Prior MPL Experience: 10 Years
Industry & Related Experience: 22 Years
Career-long experience in MPL claims
management.

Hayes V. Whiteside, M.D.
Sr. Vice-President & Chief Medical Officer
hwhiteside@proassurance.com
(205) 445-2670
Company Tenure: 6 Years
MPL Experience: -
Industry & Related Experience: 27 Years
Formerly in the private practice of Urology.

  Average executive tenure through VP level is 16 years

YTD 2010 Financial Highlights

in millions, except per share data
 Q3 12/31
2010 2009 2009 2008
Gross Premiums Written $ 415 $ 435 $ 554 $ 471
Net Investment Income  110  113  151  158
Net Income (Includes Investment Losses)  130  137  222  178
Operating Income  123  136  215  207
Net Income/Diluted Share $ 3.99 $ 4.13 $6.70 $ 5.22
Operating Income/Diluted Share $ 3.80 $ 4.08  $6.49 $ 6.07
Total Assets $ 4,771  $ 4,647 $ 4,281
Shareowners’ Equity $ 1,818  $ 1,705 $ 1,424
 9/30/10 12/31/09 12/31/08

ProAssurance Portfolio Detail: Asset Backed

Bloomberg Data
9/30/10
Asset Backed: $719 Million
Weighted Average Rating: “AA+”
Breakdown of Agency MBS Holdings
CMBS Details Provided on Page 33
Sub-Prime: $12.3 Market Value (AFS)
 $826,000 unrealized loss

ProAssurance Portfolio Detail: CMBS
  $105 million Fair Value in non-agency CMBS
  Book Value: $100 million (3% of fixed income portfolio)
  No cumulative losses in our CMBS portfolio

9/30/10

ProAssurance Portfolio Detail: Municipals

9/30/10
Municipals: $1.3 Billion
Sources of Revenue Backing Municipals
Investment policy has always required
 investment grade rating prior to applying the
 effect of insurance

ProAssurance Portfolio Detail: Equities & Other

9/30/10
Equities & Other: $142 Million
Return by Quarter
Does not sum to 100% due to rounding
Cumulative Return
In millions
In millions

ProAssurance Portfolio Detail: Corporate

9/30/10
Corporates: $1.1 Billion
Weighted Average Rating: A

ProAssurance Portfolio Detail: Various
All 9/30/10
  Rated A1/P1 or better
  Money Markets:
  Moody’s: Aaa
  S&P: AAA
 Weighted average rating
  Moody’s: AA3
  S&P: AA-
  A. M. Best: A+